EXHIBIT 21

SUBSIDIARIES OF THE REGISTRANT

21561 W. Mississippi, LLC, an Illinois limited liability company

Aurora Corporate Center Association, an Illinois property association

CenterPoint 11039 Gage Avenue, LLC, a Delaware limited liability company

CenterPoint 11045 Gage Avenue, LLC, a Delaware limited liability company

CenterPoint 1301 Tower Road, LLC, a Delaware limited liability company

CenterPoint 1401 S. Jefferson, LLC, a Delaware limited liability company

CenterPoint 1801 109th Street, LLC, a Delaware limited liability company

CenterPoint 200 E. Fullerton, LLC, a Delaware limited liability company

CenterPoint 333 Northwest, LLC, an Illinois limited liability company

CenterPoint 342 Carol Lane, LLC, a Delaware limited liability company

CenterPoint 343 Carol Lane, LLC, a Delaware limited liability company

CenterPoint 350 Randy Road, LLC, a Delaware limited liability company

CenterPoint 370 Carol Lane, LLC, a Delaware limited liability company

CenterPoint 388 Carol Lane, LLC, a Delaware limited liability company

CenterPoint 4160 Madison Street, LLC, a Delaware limited liability company

CenterPoint 4211 Madison Street, LLC, a Delaware limited liability company

CenterPoint 4300 Madison Street, LLC, a Delaware limited liability company

CenterPoint 550 Kehoe Blvd, LLC, a Delaware limited liability company

CenterPoint Atlantic Drive, LLC, a Delaware limited liability company

CenterPoint Brickvale, LLC, a Delaware limited liability company

CenterPoint Business Park-Gurnee Property Owners’ Association, an Illinois property association

CenterPoint Chicago Enterprise LLC, an Illinois limited liability company

CenterPoint CMC Holdings, LLC, a Delaware limited liability company

CenterPoint Downs Drive, LLC, a Delaware limited liability company

CenterPoint East Chicago LLC, an Illinois limited liability company

CenterPoint Hammond LLC, an Illinois limited liability company

CenterPoint Intermodal, LLC, an Illinois limited liability company

CenterPoint James Fielding, LLC, a Delaware limited liability company

CenterPoint Joliet, LLC, an Illinois limited liability company

CenterPoint Key, LLC, a Delaware limited liability company

CenterPoint Kirk, LLC, a Delaware limited liability company

CenterPoint Land, LLC, a Delaware limited liability company

CenterPoint Marmon, LLC, a Delaware limited liability company

CenterPoint Marshall, LLC, a Delaware limited liability company

CenterPoint McCook Industrial Center II Property Owners’ Association, an Illinois property association

CenterPoint McCormick, LLC, a Delaware limited liability company

CenterPoint Medinah LLC, an Illinois limited liability company

CenterPoint Midland, LLC, a Delaware limited liability company

CenterPoint O’Hare L.L.C., an Illinois limited liability company

CenterPoint Rochelle, LLC, an Illinois limited liability company

CenterPoint Roselle, LLC, a Delaware limited liability company

CenterPoint Woodridge, LLC, a Delaware limited liability company

Chicago Manufacturing Campus II, LLC, a Delaware limited liability company

CIC at Deer Run Property Owners Association, an Illinois property association

CJF1, LLC, a Delaware limited liability company

CJF2, LLC, a Delaware limited liability company

CJF3, LLC, a Delaware limited liability company

CMC Land Holding Company, LLC, a Delaware limited liability company

CNT Administrator, LLC, a Delaware limited liability company

CP Financing Trust, a Maryland real estate investment trust

East Chicago Partners, L.P., an Indiana limited partnership

Elk Grove Limited Partnership, an Illinois limited partnership

Grandview Business Park Owners’ Association, an Illinois property association

Great Lakes Industrial Partners, L.P., an Indiana limited partnership

Lakeview Corporate Park Owners’ Association, Inc, a Wisconsin property association

McCook I Property Owners Association, an Illinois property association

O’Hare Tech Center II, LLC, an Illinois limited liability company

Prime Aurora Business Park Association, an Illinois property association

Rochelle Development Joint Venture LLC, a Delaware limited liability company

The Edge Venture, an Illinois general partnership

CenterPoint Realty Services Corporation, an Illinois corporation

CenterPoint Business Park Owners Association, an Illinois property association

CenterPoint Capital Funding, L.L.C., an Illinois limited liability company

CenterPoint Equipment Capital Corporation, an Illinois corporation

CenterPoint Materials Corporation, an Illinois corporation

CenterPoint Realty Management Corporation, an Illinois corporation

CenterPoint Venture, L.L.C, a Delaware limited liability company

CenterPoint Venture, LLC, a Delaware limited liability company

5705 CenterPoint Court Venture, LLC, a Delaware limited liability company

5750 CenterPoint Court Venture, LLC, a Delaware limited liability company

CalEast HD, L.L.C., a Delaware limited liability company

CalEast HD, L.P., a Delaware limited liability company

CenterPoint WISPARK Land Company, LLC, a Delaware limited liability company

Lakeview X Venture, LLC, a Delaware limited liability company